UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2024

Zevra Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
	(Commission File	(I.R.S. Employer Identification
(State or Other Jurisdiction of Incorporation)	Number)	No.)

1180 Celebration Boulevard, Suite 103,
Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZVRA	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01          Regulation FD Disclosure.

On June 3, 2024, Zevra Therapeutics, Inc., a Delaware corporation (the Company), issued a press release announcing that the final results from its placebo-controlled, double-blind Phase 2 Clinical Trial evaluating the safety and tolerability of KP1077 (serdexmethylphenidate or SDX) in patients with idiopathic hypersomnia (IH)) were presented in a poster at SLEEP 2024, the 38th annual joint meeting of the American Academy of Sleep Medicine and the Sleep Research Society held in June 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.          Other Events.

As noted in Item 7.01 above, on June 3, 2024, the Company announced final results from the Phase 2 Clinical Trial of KP1077 for IH. The proof-of-concept study was designed to demonstrate safety and tolerability and was not powered to demonstrate statistical significance. However, the trial included several important secondary and exploratory endpoints, such as the change in Epworth Sleepiness Scale (ESS) total score, the IH Severity Scale (IHSS), the Sleep Inertia Visual Analog Scale (SIVAS), and a new scale to assess the symptoms and severity of brain fog. These data gathered from the secondary endpoints will help inform the study design for a potential Phase 3 clinical trial of KP1077.

Key Takeaways from Phase 2 Clinical Trial of KP 1077 for Idiopathic Hypersomnia include:

●	KP1077 was well tolerated at all dose levels evaluated in the trial, including the highest dose of 320 mg daily, regardless of the dosing regimen: once daily (QD) or twice daily (BID).
o	Adverse events (AEs) were similar to other methylphenidate products
o	Most common AEs included insomnia, headache, anxiety, decreased appetite, and nausea
o	Most AEs occurred during the titration period, were mild, and did not lead to early discontinuation

●
KP1077 produced clinically meaningful improvements in EDS as assessed by change from baseline in the ESS during both the 5-week open-label (OL) titration period which was maintained during the 2-week double-blind withdrawal period for both dosing regimens.

o	Mean total ESS scores decreased by approximately 9 points after 5 weeks of OL treatment.

●	At the end of 7 weeks of treatment, patients administered KP1077 showed clinically meaningful benefits in change from baseline for the ESS, IHSS, SIVAS, and Brain Fog Scale (BFS):
o	Mean total ESS score decreased by 9.4 (QD) and 8.8 (BID)
o	Mean total IHSS score decreased by 16.1 (QD) and 12.3 (BID)
o	Mean SIVAS score decreased by 25.9 (QD) and 17.2 (BID)
o	Mean total BFS symptom score decreased by 23.8 (QD) and 22.3 (BID)

●
The study successfully fulfilled the objectives of providing key information for the design of a pivotal efficacy trial, and the results of the secondary efficacy endpoints were supportive of initiating a Phase 3 trial of KP1077.

Separately, the pharmacokinetics of morning and nighttime dose of KP1077 was studied. These data are also being presented in a poster at SLEEP 2024.

Key Takeaways from Pharmacokinetics of Morning and Nighttime Doses of KP1077

Based on the Phase 2 trial results, the Company believes that:

●	Peak exposure of SDX-derived d-MPH after a nighttime dose of SDX occurs during the next morning leading to higher exposure at awakening compared to a morning dose.
●	The delay in exposure is likely due to a longer intestinal transit time and lower intestinal activity during the nighttime sleeping hours.
●	The delay in exposure supports nighttime dosing of SDX in patients with IH who suffer from EDS and sleep inertia (difficulty waking up in the morning).

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation statements regarding the promise and potential impact of our preclinical or clinical trial data, the initiation, timing, design, or results of any clinical trials or readouts, the potential benefits of any of our products or product candidates for any specific disease indication or at any dosage, and upcoming events or Zevra’s participation at such events. Forward-looking statements are based on information currently available to Zevra and its current plans or expectations. They are subject to several known and unknown uncertainties, risks, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of Zevra’s Annual Report on Form 10-K for the year ended December 31, 2023, Zevra’s quarterly report for the three months ended March 31, 2024, and Zevra’s other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we cannot assure that such expectations will prove correct. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zevra Therapeutics, Inc.

Date: June 3, 2024	By:	/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA
Senior Vice President, Corporate Controller